SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 28, 2005

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01     Other Events

On February 28, 2005, General Mills, Inc. and PepsiCo, Inc. completed the termination of the parties’ European snack food joint venture (“SVE”). Under the terms of the transaction, General Mills’ 40.5% interest in SVE was redeemed for $750 million.

A copy of a press release dated February 28, 2005 related to this transaction is filed with this report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 Press Release dated February 28, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2005	GENERAL MILLS, INC.
	By:	/s/ Siri S. Marshall

	Name:	Siri S. Marshall
	Title:	Senior Vice President, Corporate Affairs and General Counsel